EXHIBIT 21

SENSIENT TECHNOLOGIES CORPORATION
SUBSIDIARIES

NAME	INCORPORATION
DOMESTIC
POINTING COLOR INC.	DELAWARE
SENSIENT COLORS LLC	DELAWARE
SENSIENT FLAVORS INTERNATIONAL, INC.	INDIANA
SENSIENT FLAVORS LLC	DELAWARE
SENSIENT HOLDING COMPANY LLC	DELAWARE
SENSIENT IMAGING TECHNOLOGIES INC.	CALIFORNIA
SENSIENT NATURAL INGREDIENTS LLC F/K/A SENSIENT DEHYDRATED FLAVORS LLC	DELAWARE
SENSIENT TECHNOLOGIES HOLDING COMPANY LLC	DELAWARE
SENSIENT WISCONSIN LLC	WISCONSIN

NAME	INCORPORATION
FOREIGN
BIOLUX FINANCE NV	BELGIUM
DC FLAVOURS LIMITED	UNITED KINGDOM
POINTING HOLDINGS LIMITED	UNITED KINGDOM
POINTING INTERNATIONAL LIMITED	UNITED KINGDOM
POINTING LIMITED	UNITED KINGDOM
PROMAVIL N.V.	BELGIUM
PT SENSIENT TECHNOLOGIES INDONESIA	INDONESIA
SENSIENT COLORS CANADA LTD.	CANADA
SENSIENT COLORS EUROPE GMBH	GERMANY
SENSIENT COLORS S.A.	ARGENTINA
SENSIENT COLORS S.A. DE C.V.	MEXICO
SENSIENT COLORS SOUTH AFRICA (PROPRIETARY) LIMITED	SOUTH AFRICA
SENSIENT COLORS UK LTD	UNITED KINGDOM
SENSIENT COSMETIC TECHNOLOGIES	FRANCE
SENSIENT COSMETIC TECHNOLOGIES E CORANTES, IMPORTAÇÃO E EXPORTAÇÃO DO BRASIL LTDA ENGLISH: SENSIENT COSMETIC TECHNOLOGIES BRAZIL	BRAZIL
SENSIENT COSMETIC TECHNOLOGIES POLAND, SP. Z.O.O.	POLAND
SENSIENT COSTA RICA S.R.L.	COSTA RICA
SENSIENT DEHYDRATED FLAVORS B.V.	NETHERLANDS
SENSIENT DEHYDRATED FLAVORS CANADA, INC.	CANADA
SENSIENT EUROPEAN SHARED SERVICES CENTER S.R.O.	CZECH REPUBLIC
SENSIENT FINANCE (ALBERTA) LIMITED PARTNERSHIP	CANADA
SENSIENT FINANCE IRELAND LIMITED	IRELAND
SENSIENT FINANCE LUXEMBOURG S.A.R.L.	LUXEMBOURG
SENSIENT FLAVORS AUSTRIA GMBH	AUSTRIA
SENSIENT FLAVORS BELGIUM NV	BELGIUM
SENSIENT FLAVORS CANADA INC.	CANADA
SENSIENT FLAVORS CENTRAL AMERICA S.R.L.	COSTA RICA
SENSIENT FLAVORS & FRAGRANCES SAS	FRANCE
SENSIENT FLAVORS & FRAGRANCES GMBH & CO. KG	GERMANY
SENSIENT FLAVORS GMBH	GERMANY
SENSIENT FLAVORS ITALY S.R.L.	ITALY
SENSIENT FLAVORS LIMITED	UNITED KINGDOM

NAME	INCORPORATION
FOREIGN
SENSIENT FLAVORS MEXICO, S.A. DE C.V.	MEXICO
SENSIENT FLAVORS POLAND SP. Z.O.O.	POLAND
SENSIENT FLAVORS ROMANIA S.R.L.	ROMANIA
SENSIENT FLAVORS SCANDINAVIA AB	SWEDEN
SENSIENT FLAVORS STRASBOURG	FRANCE
SENSIENT FLAVORS UKRAINE	UKRAINE
SENSIENT FLAVORS WALES LIMITED	UNITED KINGDOM
SENSIENT FLAVORS & FRAGRANCES INDUSTRY & TRADE LIMITED COMPANY (TURKEY)	TURKEY
SENSIENT FLAVORS AND FRAGRANCES SOUTH AFRICA (PROPRIETARY) LTD	SOUTH AFRICA
SENSIENT FOOD COLORS CZECH REPUBLIC CZ S.R.O.	CZECH REPUBLIC
SENSIENT FOOD COLORS FRANCE	FRANCE
SENSIENT FOOD COLORS HUNGARY KFT	HUNGARY
SENSIENT FOOD COLORS ITALY S.R.L.	ITALY
SENSIENT FOOD COLORS POLAND SP. Z.O.O.	POLAND
SENSIENT FOOD COLORS SMN D.O.O.	SERBIA & MONTENEGRO
SENSIENT FOOD COLORS THE NETHERLANDS B.V.	NETHERLANDS
SENSIENT FRAGRANCES GUATEMALA, S.A.	GUATEMALA
SENSIENT FRAGRANCES MEXICO, S.A. DE C.V.	MEXICO
SENSIENT FRAGRANCES, S.A.	SPAIN
SENSIENT HOLDING I B.V.	NETHERLANDS
SENSIENT HOLDING II B.V.	NETHERLANDS
SENSIENT HOLDING III B.V.	NETHERLANDS
SENSIENT HOLDING (ALBERTA) LIMITED PARTNERSHIP	CANADA
SENSIENT HOLDINGS MALTA LIMITED	MALTA
SENSIENT HOLDINGS UK	UNITED KINGDOM
SENSIENT IMAGING TECHNOLOGIES GMBH	GERMANY
SENSIENT IMAGING TECHNOLOGIES S.A.	SWITZERLAND
SENSIENT IMAGING TECHNOLOGIES S.A. DE C.V.	MEXICO
SENSIENT INDIA PRIVATE LIMITED	INDIA
SENSIENT NATURAL INGREDIENTS (QINGDAO) CO., LTD. F/K/A SENSIENT DEHYDRATED FLAVORS (QINGDAO) CO., LTD	CHINA
SENSIENT NATURAL INGREDIENTS F/K/A SENSIENT DEHYDRATED FLAVORS SAS	FRANCE
SENSIENT TECHNOLOGIES ASIA PACIFIC PTE LTD	SINGAPORE
SENSIENT TECHNOLOGIES AUSTRALIA PTY LTD	AUSTRALIA
SENSIENT TECHNOLOGIES BRAZIL LTDA.	BRAZIL
SENSIENT TECHNOLOGIES COLOMBIA LTDA.	COLOMBIA
SENSIENT TECHNOLOGIES CORPORATION (CHINA) LTD	CHINA
SENSIENT TECHNOLOGIES CORPORATION (JAPAN)	JAPAN
SENSIENT TECHNOLOGIES HOLDING DEUTSCHLAND GMBH	GERMANY
SENSIENT TECHNOLOGIES HONG KONG LTD	CHINA
SENSIENT TECHNOLOGIES LIMITED	UNITED KINGDOM
SENSIENT TECHNOLOGIES LUXEMBOURG S.A.R.L.	LUXEMBOURG
SENSIENT TECHNOLOGIES MENA FZE F/K/A SENSIENT COLORS MENA FZE	UNITED ARAB EMIRATES
SENSIENT TECHNOLOGIES (PHILIPPINES), INC.	PHILIPPINES
SENSIENT TECHNOLOGIES REAL ESTATE GMBH	GERMANY
SENSIENT TECHNOLOGIES (THAILAND), LTD.	THAILAND

NAME	INCORPORATION
FOREIGN
SENSIENT VERMÖGENSVERWALTUNGSGESELLSCHAFT MBH	GERMANY
SOCIETE CIVILE IMMOBILIERE GRISEDA	FRANCE
UNIVERSAL HOLDINGS CAYMAN	BRITISH WEST INDIES